Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
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Cash and cash equivalents
14. Cash and cash equivalents
USD-valued
cash and cash equivalent balances by currency were as follows:

	Year Ended December 31,
($000s)	2021	2020
Denominated in USD	$28,217	$1,295
Denominated in NOK	3,707	5,298
Denominated in GBP	978	532
Denominated in CNY	857	173

Total	$33,759	$7,298

Of the amounts above, employees’ withheld payroll tax deposits amounted to $31 and $21 at the end of 2021 and 2020, respectively. Only the withheld payroll tax deposits were restricted. Deposits for facilities rent or utilities have not been included in cash equivalents.